                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 29, 2003

                      GREAT AMERICAN FINANCIAL CORPORATION

       DELAWARE                     33-7764-CC                   23-2838676
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)         (IRS EMPLOYER#)



528 DEKALB STREET, POST OFFICE BOX 309, NORRISTOWN, PA 19404

610-277-0180

FORMER NAME - INTERACTIVE GAMING & COMMUNICATIONS, INC.

Item 5. Other Events

         On April 29, 2003, the Registrant issued a Press Release announcing that it had requested the delisting of its common stock, par value .001 per share (the "Common Stock"), from the Nasdaq OTCBB, effective at thje beginning of business on May 1st, 2003. The Common Stock will continue to be traded on the National Quotation Bureau's "Pink Sheets" under the symbol "GAFL".

         A copy of this press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

                                    Signature

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Great American Financial Corporation


                                    By: /s/ Gregory R. Noonan
                                        -------------------------
                                        President, CEO

April 29, 2003